Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Highwoods Properties, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brendan C. Maiorana, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brendan C. Maiorana
Brendan C. Maiorana Executive Vice President and Chief Financial Officer
October 27, 2026